^
                                 Diamond Hill
                                 ------------
                                 Investments


FOR IMMEDIATE RELEASE:
                                     Investor Contact:
                                     James F. Laird - Chief Financial Officer
                                     614-255-3353 (jlaird@diamond-hill.com)

DIAMOND HILL INVESTMENT GROUP, INC. REPORTS RESULTS FOR THIRD QUARTER 2013

Columbus, Ohio - November 1, 2013 - Diamond Hill Investment Group, Inc.
(the "Company") (NASDAQ:DHIL) today reported unaudited results for the quarter ended September 30, 2013 and filed its Form 10-Q.


                                          Three Months Ended
                                               September 30,
                                          2013          2012            Change
Revenue		                        $20,779,915   $16,859,607         23%
    Net operating income                  7,469,601     6,030,220         24%
    Operating margin                            36%           36%
Investment income                           913,551       620,600
Net income                                5,361,736     4,166,786         29%
Earnings per share - diluted                  $1.67         $1.32         27%

                                          Nine Months Ended
                                               September 30,
                                          2013          2012            Change
Revenue		                        $59,029,185   $49,634,682         19%
    Net operating income                 21,248,907    17,881,289         19%
    Operating margin                            36%           36%
Investment income                         3,466,935     1,423,899
Net income                               15,404,014    12,106,236         27%
Earnings per share - diluted                  $4.84         $3.91         24%


                                                            As Of
                                     September 30,      December 31,       September 30,
                                         2013              2012                2012
Assets under management (millions)        $11,040            $9,429               $9,681
Book value per share <F1>                  $14.01             $6.86               $12.94
Total outstanding shares                3,263,677         3,169,987            3,160,768

<F1>
An $8 per share special dividend was paid in December 2012.

Change in Assets Under Management
                                           For the Three Months Ended September 30,
(in millions)                                        2013        2012
AUM at beginning of the period		             $10,427     $ 9,164
Net cash inflows (outflows)
     proprietary funds                                    78         161
     sub-advised funds                                    57         (42)
     institutional accounts                              (50)       (191)
                                                          85         (72)
Net market appreciation and income                       528         589
Increase during the period                               613         517
AUM at end of the period                             $11,040 	 $ 9,681

Change in Assets Under Management
                                           For the Nine Months Ended September 30,
(in millions)                                        2013        2012
AUM at beginning of the period		             $ 9,429     $ 8,671
Net cash inflows (outflows)
     proprietary funds                                   437         368
     sub-advised funds                                  (762)       (117)
     institutional accounts                             (225)       (171)
                                                        (550)         80
Net market appreciation and income                     2,161         930
Increase during the period                             1,611       1,010
AUM at end of the period                             $11,040 	 $ 9,681



About Diamond Hill:
Diamond Hill is an independent investment management firm with significant employee ownership and $11.0 billion in assets under management as of September 30, 2013. The firm provides investment management services to institutions and individuals through mutual funds, institutional separate accounts, and private investment funds. Diamond Hill's entire investment team shares the same intrinsic value investment philosophy focused on absolute returns, and the firm's interests are firmly aligned with its clients through significant investment in its strategies. For more information on Diamond Hill, visit www.diamond-hill.com.


Use of Supplemental Data as Non-GAAP Performance Measure
Net Operating Income After Tax

As supplemental information, we are providing performance measures that are based on methodologies other than generally accepted accounting principles ("non-GAAP") for "Net Operating Income After Tax" that management uses as benchmarks in evaluating and comparing the period-to-period operating performance of the Company and its subsidiaries.

The Company defines "net operating income after tax" as the Company's net operating income less its income tax provision, excluding investment income and the tax impact related to the investment income. The Company believes that "net operating income after tax" provides a good representation of the Company's operating performance, as it excludes the impact of investment income on financial results. The amount of the investment portfolio and market fluctuations on the investments can change significantly from one period to another, which can distort the underlying earnings of a company. We also believe "net operating income after tax" is an important metric in estimating the value of an asset management business. This non-GAAP measure is provided in addition to net income and net operating income and is not a substitute for net income or net operating income and may not be comparable to non-GAAP performance measures of other companies.

                                             Three Months Ended September 30,
(in thousands, except per share data)                 2013       2012
Net operating income, GAAP basis                    $  7,470   $  6,030
Non-GAAP adjustments:
Tax provision excluding impact of investment income    2,692      2,252
Net operating income after tax, non-GAAP basis      $  4,778      3,778

Net operating income after tax per diluted share,
non-GAAP basis                                      $   1.49   $   1.20


                                             Nine Months Ended September 30,
(in thousands, except per share data)                 2013       2012
Net operating income, GAAP basis                    $ 21,249   $ 17,881
Non-GAAP adjustments:
Tax provision excluding impact of investment income    8,006      6,668
Net operating income after tax, non-GAAP basis      $ 13,243     11,213

Net operating income after tax per diluted share,
non-GAAP basis                                      $   4.16   $   3.62


The tax provision excluding impact of investment income is calculated by applying the tax rate calculated from the income statement to net operating income.

The Company's management does not promote that investors consider the above non-GAAP financial measures alone, or as a substitute for, financial information prepared in accordance with GAAP.

                 ----------------------------------------
Throughout this press release, the Company may make forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended
(the "Exchange Act"), relating to such matters as anticipated operating results, prospects for achieving the critical threshold of AUM, technological developments, economic trends (including interest rates and market volatility), expected transactions and acquisitions and similar matters. The words "believe," "expect," "anticipate," "estimate," "should," "hope," "seek," "plan," "intend" and similar expressions identify forward-looking statements that speak only as of the date thereof.
While the Company believes that the assumptions underlying its forward-looking statements are reasonable, investors are cautioned that any of the assumptions could prove to be inaccurate and accordingly, the actual results and experiences of the Company could differ materially from the anticipated results or other expectations expressed by the Company in its forward-looking statements. Factors that could cause such actual results or experiences to differ from results discussed in the forward-looking statements include, but are not limited to: the adverse effect from a decline in the securities markets; a decline in the performance of the Company's products; changes in interest rates; changes in national and local economic and political conditions, including the effects of implementation of the American Taxpayer Relief Act of 2012 and the Jumpstart Our Business Startups Act of 2012 and the continuing economic uncertainty in various parts of the world; changes in government policy and regulation, including monetary policy; changes in the Company's ability to attract or retain key employees; unforeseen costs and other effects related to legal proceedings or investigations of governmental and self-regulatory organizations; and other risks identified from time-to-time in the Company's other public documents on file with the U. S. Securities and Exchange Commission ("SEC").


325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215
614-255-3333 info@diamond-hill.com